UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 26, 2026

Hess Midstream LP

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	No. 001-39163	No. 84-3211812
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 Smith Street

Houston, Texas 77002

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (832) 854-1000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A shares representing limited partner interests	HESM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amended and Restated Certificate of Limited Partnership and First Amendment to the Amended and Restated Agreement of Limited Partnership

Effective January 26, 2026, each of Hess Midstream LP (the “Company”) and Hess Midstream GP LP, the general partner of the Company (the “General Partner”), changed (a) its principal office to 1400 Smith Street, Houston, Texas 77002 from 1501 McKinney Street, Houston, Texas 77010, (b) its registered agent to Corporation Service Company from The Corporation Trust Company and (c) its registered office to 251 Little Falls Drive, Wilmington, New Castle County, Delaware 19808 from Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801.

Accordingly, on January 26, 2026, the General Partner executed an Amended and Restated Certificate of Limited Partnership of the Company (the “Amended Certificate”) and a First Amendment to the Amended and Restated Agreement of Limited Partnership of the Company (the “LPA Amendment”) to reflect these changes, and, on January 27, 2026, the General Partner filed the Amended Certificate with the Delaware Secretary of State.

The Amended Certificate and the LPA Amendment are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 8.01.	Other Events.

Effective January 26, 2026, in connection with the change in principal office and registered agent of the Company and the General Partner, Hess Midstream Operations LP (“OpCo”) changed its (a) principal office to 1400 Smith Street, Houston, Texas 77002 from 1501 McKinney Street, Houston, Texas 77010, (b) its registered agent to Corporation Service Company from The Corporation Trust Company and (c) its registered office to 251 Little Falls Drive, Wilmington, New Castle County, Delaware 19808 from Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801. Hess Midstream Partners GP LP, OpCo’s general partner, executed a First Amendment to the Third Amended and Restated Agreement of Limited Partnership of OpCo (the “OpCo LPA Amendment”) to reflect these changes.

The OpCo LPA Amendment is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

3.1	Amended and Restated Certificate of Limited Partnership of Hess Midstream LP, as filed on January 27, 2026

3.2	First Amendment to the Amended and Restated Agreement of Limited Partnership of Hess Midstream LP, dated as of January 26, 2026

99.1	First Amendment to the Third Amended and Restated Agreement of Limited Partnership of Hess Midstream Operations LP, dated as of January 26, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HESS MIDSTREAM LP

	By:	Hess Midstream GP LP, its general partner

	By:	Hess Midstream GP LLC, its general partner

Date: January 30, 2026	By:	/s/ Gabriela B. Boersner
	Name:	Gabriela B. Boersner
	Title:	General Counsel and Secretary